                                                                    EXHIBIT 10.1

                           THE KEITH COMPANIES, INC.

                AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN


     This 1994 STOCK INCENTIVE PLAN (the "Plan") was established by The Keith
                                          ----
Companies, Inc., a California corporation (the "Company") and adopted by the
                                                -------
Board of Directors of the Company then legally known as The Keith Companies - Inland Empire, Inc. as of the First day of July, 1994 (the "Effective Date").
                                                            --------------
As of August 19, 1994, the legal name of the Company was changed to The Keith Companies, Inc. The Plan has been amended and restated as provided herein as of April 26, 1999.

                                   ARTICLE 1
                             PURPOSES OF THE PLAN
                             --------------------

     The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1  Administrator.  "Administrator" means the Board or, if the Board
          -------------    -------------
delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2  Affiliated Company.  "Affiliated Company" means any "parent
          ------------------    ------------------             ------
corporation" or "subsidiary corporation" of the Company, whether now existing or
-----------      ----------------------
hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3  Board.  "Board" means the Board of Directors of the Company.
          -----    -----

     2.4  Code.  "Code" means the Internal Revenue Code of 1986, as amended
          ----    ----
from time to time.

     2.5  Committee.  "Committee" means a committee of two or more members of
          ---------    ---------
the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.6  Common Stock.  "Common Stock" means the Common Stock, no par value
          ------------    ------------
per share, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.7  Disability.  "Disability" means permanent and total disability as
          ----------    ----------
defined in Section 22(e)(3) of the Code. The Administrator's determination of Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.8  Effective Date.  "Effective Date" means the date on which the Plan is
          --------------    --------------
adopted by the Board, as set forth on the first page hereof.

     2.9  Exercise Price.  "Exercise Price" means the purchase price per share
          --------------    --------------
of Common Stock payable upon exercise of an Option.

     2.10 Fair Market Value.  "Fair Market Value" on any given date means the
          -----------------    -----------------
value of one share of Common Stock, determined as follows:

          (a) If the Common Stock is then listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing price of the Common Stock on the Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

          (b) If the Common Stock is not then listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.11 Incentive Option.  "Incentive Option" means any Option designated and
          ----------------    ----------------
qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.12 Incentive Option Agreement.  "Incentive Option Agreement" means an
          --------------------------    --------------------------
Option Agreement with respect to an Incentive Option.

     2.13 NASD Dealer.  "NASD Dealer" means a broker-dealer that is a member of
          -----------    -----------
the National Association of Securities Dealers, Inc.

     2.14 Nonqualified Option.  "Nonqualified Option" means any Option that is
          -------------------    -------------------
not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, it shall to that extent constitute a Nonqualified Option.

     2.15 Nonqualified Option Agreement.  "Nonqualified Option Agreement" means
          -----------------------------    -----------------------------
an Option Agreement with respect to a Nonqualified Option.

     2.16 Offeree.  "Offeree" means a Participant who has received a Right to
          -------    -------
Purchase or who has acquired Restricted Stock under the Plan.

     2.17 Option.  "Option" means any option to purchase Common Stock granted
          ------    ------
pursuant to the Plan.

     2.18 Option Agreement.  "Option Agreement" means the written agreement
          ----------------    ----------------
entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.19 Optionee.  "Optionee" means a Participant who holds an Option.
          --------    --------

     2.20 Participant.  "Participant" means an individual who holds an Option, a
          -----------    -----------
Right to Purchase or Restricted Stock under the Plan.

     2.21 Purchase Price.  "Purchase Price" means the price per share of
          --------------    --------------
Restricted Stock purchased pursuant to the Right to Purchase.

     2.22 Restricted Stock.  "Restricted Stock" means shares of Common Stock
          ----------------    ----------------
issued subject to such restrictions and conditions as are established pursuant to Article 6 hereof.

     2.23 Right to Purchase.  "Right to Purchase" means a right to purchase
          -----------------    -----------------
Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.24 Service Provider.  "Service Provider" means a consultant or other
          ----------------    ----------------
person who provides services to the Company or an Affiliated Company who the Administrator authorizes to become a Participant in the Plan.

     2.25 Stock Purchase Agreement.  "Stock Purchase Agreement" means the
          ------------------------    ------------------------
written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.26 10% Shareholder.  "10% Shareholder" means a person who, as of a
          ---------------    ---------------
relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3
                                  ELIGIBILITY
                                  -----------

     3.1  Incentive Options.  Officers and other key employees of the Company
          -----------------
or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2  Nonqualified Options and Rights to Purchase.  Officers and other key
          -------------------------------------------
employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

                                   ARTICLE 4
                                  PLAN SHARES
                                  -----------

     4.1  Shares Subject to the Plan.  A total of 1,111,111 shares of Common
          --------------------------
Stock may be issued under the Plan, including shares issued under the similar 1994 Stock Incentive Plan adopted by Keith Engineering, Inc. (formerly an Affiliate of the Company), all subject to future adjustment as to the number and type of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Restricted Stock are reacquired by the Company under the Plan, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

     4.2  Changes in Capital Structure.  In the event that the outstanding
          ----------------------------
shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Rights to Purchase and Stock Purchase Agreements in order to preserve as nearly as practicable, but not to increase, the benefits of Participants.

                                   ARTICLE 5
                                    OPTIONS
                                    -------

     5.1  Option Agreement.  Each Option granted pursuant to this Plan shall be
          ----------------
evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

     5.2  Exercise Price.  The Exercise Price per share of Common Stock covered
          --------------
by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option or Nonqualified Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

     5.3  Payment of Exercise Price.  Subject to any legal restrictions, payment
          -------------------------
of the Exercise Price upon exercise of an Option may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     5.4  Term of Options.  The term of each Option shall be fixed by the
          ---------------
Administrator at the time of grant, but no Incentive Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

     5.5  Vesting of Options.  Each Option shall vest and be exercisable in one
          ------------------
or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

     5.6  Annual Limit on Incentive Options.  To the extent required for
          ---------------------------------
"incentive stock option" treatment under Section 422 of the Code, if the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such Incentive Option shall be treated as a Nonqualified Option with respect to such excess.

     5.7  Nontransferability of Options.  No Option shall be assignable or
          -----------------------------
transferable except by will or the laws of decent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that a Nonqualified Option may, in the discretion of the Administrator, be transferred pursuant to a "qualified domestic relations order" (as defined in the Code).

     5.8  Rights as Shareholder.  An Optionee or permitted transferee of an
          ---------------------
Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                   ARTICLE 6
                              RIGHTS TO PURCHASE
                              ------------------

     6.1  Nature of Right to Purchase.  A Right to Purchase granted to an
          ---------------------------
Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted
                                                                     ----------
Stock").  Such conditions may include, but are not limited to, continued
-----
employment or the achievement of specified performance goals or objectives.

     6.2  Acceptance of Right to Purchase.  An Offeree shall have no rights
          -------------------------------
with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted, or exercised, the Right to Purchase within thirty
(30) days (or such shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

     6.3  Payment of Purchase Price.  Subject to any legal restrictions, payment
          -------------------------
of the Purchase Price upon exercise of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the

Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     6.4  Rights as Shareholder.  Upon complying with the provisions of Section
          ---------------------
6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to nontransferability restrictions and Company repurchase rights described in this Article 6 and subject to such other conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6.6 hereof.

     6.5  Restrictions.  Shares of Restricted stock may not be sold, assigned,
          ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Company shall have the right, at the discretion of the Administrator, to repurchase at the original Purchase Price any shares of Restricted Stock which have not vested as of the date of termination.

     6.6  Vesting of Restricted Stock.  The Stock Purchase Agreement shall
          ---------------------------
specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the nontransferability of the Restricted Stock and the Company's right of repurchase shall lapse. Subsequent to such date or dates or the attainment of such specified performance goals or objectives or other conditions, the shares as to which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."
                                                                ------

     6.7  Dividends.  If payment for shares of Restricted Stock is made by
          ---------
promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

     6.8  Nonassignability of Rights.  No Right to Purchase shall be assignable
          --------------------------
or transferable except by will or the laws of decent and distribution. During the life of an Offeree, a Right to Purchase may be exercised only by the Offeree.

                                   ARTICLE 7
                          ADMINISTRATION OF THE PLAN
                          --------------------------

     7.1  Administrator.  Authority to control and manage the operation and
          -------------
administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). To the extent such laws or
                                ---------
regulations are applicable, the Committee shall consist of individuals that satisfy Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer or other executive officer of the Company for purposes of granting Options or Rights to Purchase to persons, except for (i) the grant of Options or Rights to Purchase to persons who are then subject to the reporting requirements of Section 16 of the Exchange Act, and (ii) the grant of Options or Rights to Purchase intended to satisfy Section 162(m) of the Code. As used herein, the term "Administrator" means the Board or, with respect to any
                          -------------
matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Notwithstanding anything herein to the contrary, any action which may be taken by the Committee may also be taken by the Board.

     7.2  Powers of the Administrator.  In addition to any other powers or
          ---------------------------
authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to amend outstanding Option Agreements and Stock Purchase Agreements; and (h) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

     7.3  Limitation on Liability.  No employee or the Company or member of the
          -----------------------
Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                   ARTICLE 8
                        MERGERS, REORGANIZATIONS, ETC.
                        ------------------------------

     In the event that the Company at any time proposed to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of the voting power of the Company's capital stock changes by more than 50% as a result of such transaction, the Plan and all unexercised Options and Rights to Purchase shall terminate upon the effective date of such transaction unless provision is made in writing in connection with such transaction for (a) the continuance of the Plan and for the assumption of outstanding Options or Rights to Purchase, or the substitution of such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, or (b) the substitution for the Plan and outstanding Options and Rights to Purchase of a program or plan to provide rights to the Participants to receive on exercise of such rights, the type and amount of consideration they would have received had they exercised all Options or Rights to Purchase prior to such transaction and less the aggregate Exercise Price or Purchase Price therefor. If such provision is not made in such transaction, then the Administrator shall cause written notice of the proposed transaction to be given to all Participants no less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                   ARTICLE 9
                     AMENDMENT AND TERMINATION OF THE PLAN
                     -------------------------------------

     9.1  Amendments.  The Board may from time to time alter, amend, suspend or
          ----------
terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option or Right to Purchase without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions. However, the Board shall not, without the approval of the Corporation's shareholders (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Article 4, (ii) materially modify the eligibility requirements for grants of Options, or (iii) materially increase the benefits accruing to Option holders. In addition, the Board shall also obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws, rules or regulations.

     9.2  Plan Termination.  Unless the plan shall theretofore have been
          ----------------
terminated by the Board, the Plan shall terminate on the tenth (10) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Options and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                  ARTICLE 10
                                TAX WITHHOLDING
                                ---------------

     The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, State, and local tax withholding requirements with respect to any Options exercised or restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                  ARTICLE 11
                                 MISCELLANEOUS
                                 -------------

     11.1 Benefits not Alienable.  Other than as provided above, benefits under
          ----------------------
the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

     11.2 No Enlargement of Employee Rights.  This Plan is strictly a voluntary
          ---------------------------------
undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

     11.3 Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

                           THE KEITH COMPANIES, INC.

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


     This Incentive Stock Option Agreement (the "Agreement") is entered into as
                                                 ---------
of _______, by and between The Keith Companies, Inc. (formerly known as The Keith Companies - Inland Empire, Inc.), a California corporation (the "Company")
                                                                       -------
and _________ (the "Optionee") pursuant to the Company's Amended and Restated
                    --------
1994 Stock Incentive Plan (the "Plan").
                                ----

     1.   Grant of Option.   The Company hereby grants to Optionee an option
          ---------------
(the "Option") to purchase all or any portion of a total of ________ (____)
      ------
shares (the "Shares") of the Common Stock of the Company at a purchase price of
             ------
_________ (____) per share (the "Exercise Price"), subject to the terms and
                                 --------------
conditions set forth herein and the provisions of the Plan. This Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If this Option
                                                    ----
fails in whole or in part to qualify as an incentive stock option, then this Option shall to that extent constitute a nonqualified stock option.

     2.   Vesting of Option.   The Optionee may not purchase any shares by
          -----------------
exercise of this Option between the date of this Agreement and the first anniversary date hereof. On and after the following anniversary dates of this Agreement this Option may be exercised up to the indicated number of shares covered by this Option:



                                      Percentage             Cumulative
        Anniversary                    Initially             Percentage
            Date                      Exercisable            Exercisable
----------------------------   -------------------------   ---------------
First                                    20%                      20%
Second                                   20%                      40%
Third                                    20%                      60%
Fourth                                   20%                      80%
Fifth                                    20%                     100%


     No additional shares shall vest after the date of termination of Optionee's "Continuous Service" (as defined in Section 3 below), but this Option shall continue to be exercisable in accordance with Section 3 hereof with respect to that number of shares that have vested as of the date of termination of Optionee's Continuous Service; provided, however, if the Optionee shall take a leave of absence exceeding thirty (30) days which is authorized by the Company in writing and the Optionee recommences providing services to the Company at the end of such authorized leave of absence, then the vesting date(s) for any Option(s) that are unvested at the date of commencement of such leave of absence shall be extended by the length of such leave of absence.

     3.   Term of Option.   Optionee's right to exercise this Option shall
          --------------
terminate upon the first to occur of the following:

          (a) the expiration of ten (10) years from the date of this Agreement.

          (b) the expiration of thirty (30) days from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than permanent disability or death or voluntary resignation: provided, however, that if Optionee dies during such thirty-day period the provisions of Section 3(d) below shall apply;

          (c) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to permanent disability of the Optionee (as defined in Section 22(e)(3) of the Code);

          (d) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to Optionee's death or if death occurs during the thirty-day period following termination of Optionee's Continuous Service pursuant to Section 3(b) above; or

          (e) the expiration of ninety (90) days from the date of termination of Optionee's Continuous Service if such termination is due to voluntary resignation; provided, however that if Optionee dies during such ninety-day period the provisions of Section 3(d) above shall apply.


     As used herein, the term "Continuous Service" means (i) employment by
                               ------------------
either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Optionee resigns, is removed from office, or Optionee's term of office expires and he or she is not reelected, or (iii) so long as Optionee is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

     4.   Exercise of Option.   On or after the vesting of any portion of this
          ------------------
Option in accordance with Section 2 above, and until termination of this Option in accordance with Section 3 above, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or, after his or her death, by the person designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

          (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased).

          (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Administrator may approve from time to time under the provisions of Section
     5.3 of the Plan);

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under Federal, State or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with Section 10 of the Plan, provided such arrangements satisfy the requirements of applicable tax laws); and

          (d) a letter, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee, or person designated in Section 5 below, as the case may be.

     5.   Death of Optionee; No Assignment.   The rights of the Optionee under
          --------------------------------
this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee's Continuous Service terminates as a result of his or her death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and
                  ---------
obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option.


     6.   Representations and Warranties of Optionee.
          ------------------------------------------

          (a) Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

          (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the "Act"), on the basis of certain exemptions
                                   ---
     from such registration requirement. Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration is available.

          (c) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan.

     7.   Restrictive Legends.   Optionee hereby acknowledges that Federal
          -------------------
securities laws and the securities laws of the State in which he or she resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may deem necessary or advisable.

     8.   Limitation of Company's Liability for Nonissuance.   The Company
          -------------------------------------------------
agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to the Optionee pursuant to this Option. Inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority or approval shall not have been obtained.

     9.   Call Option.
          -----------

          (a) Upon the termination of the Optionee's Continuous Service for any reason, including, without limitation, death or permanent disability, voluntary termination or involuntary termination without cause (or in the event Optionee is a transferee if original Optionee's Continuous Service terminates), the Company shall have the right to purchase for cash all or any portion of the Shares acquired pursuant to the exercise of this Option which are held by Optionee (the "Purchased Shares").
                                      ----------------

          (b) The Company may purchase all or any portion of such Purchased Shares at a per Share price equal to the greater of (i) the Fair Market Value of such shares as defined in the Plan and (ii) the original purchase price paid by Purchaser, plus one percent (1%) per month on a cumulative, compound basis.

          (c) Any Call Option may be exercised by delivery of written notice thereof (the "Call Notice") to Optionee within sixty (60) days of the later
                   -----------
     of (i) the Termination Date or (ii) the dates of exercise of the option to which the Purchased Shares relate (the "Call Option Exercise Period"). The
                                             ---------------------------
     Call Notice shall state that the Company has elected to exercise the Call Option, and the number and price of the Purchased Shares with respect to which the Call Option is being exercised.

          (d) The closing of any purchase of Purchased Shares pursuant to the exercise of the Call Option pursuant to this paragraph 9 shall take place as soon as reasonably practicable and in no event later than ten (10) days after termination of the applicable Call Option Exercise Period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale of Purchased Shares pursuant to this Paragraph 9, Optionee shall deliver to the Company a certificate or certificates representing the Purchased Shares to be purchased by the Company duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, and the Company shall pay to Optionee the purchase price of the Purchased Shares being purchased by the Company. The delivery of a certificate or certificates for Purchased Shares by any Person selling Purchased Shares pursuant to this Paragraph 9 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Purchased Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Purchased Shares as contemplated; and (iii) such Purchased Shares are free and clear of any and all liens or encumbrances.

          (e) The provisions of this Paragraph 9 shall automatically terminate upon the earlier to occur of (i) in the event that the Company sells substantially all of its assets, merges into, consolidates with or enters into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation (other than one in which 50% or more of the outstanding capital stock of the surviving corporation is held by the Company's current stockholders), or if the Company is the surviving corporation and ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction, or (ii) on the date of closing of an initial public offering registered on Form S-1 (or any successor form) under the Act of securities of the Company.

     10.  Right of First Refusal.
          ----------------------

          (a) The Purchased Shares, as defined above, acquired pursuant to the exercise of this Option may be sold by the Optionee only in compliance with the provisions of this Section 10, and subject in all cases to compliance with the provisions of Section 6(b) hereof. Prior to any intended sale, Optionee shall first give written notice (the "Offer Notice") to the
                                                    ------------
     Company specifying (i) his or her bona fide intention to sell or otherwise transfer such Shares, (ii) the name and address of the proposed purchaser(s), (iii) the number of Shares the Optionee proposes to sell (the "Offered Shares"), (iv) the price for which he or she proposes to sell the
      --------------
     Offered Shares, and (v) all other material terms and conditions of the proposed sale.

          (b) Within thirty (30) days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the "Acceptance Notice") to
                                                          -----------------
     the Optionee specifying the number of Offered Shares that the Company or its nominees elect to purchase. Within fifteen (15) days after delivery of the Acceptance Notice to the Optionee, the Company and/or its nominee(s) shall deliver to the Optionee a check in the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 10, against delivery by the Optionee of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be. If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, the Optionee shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer Notice or at a higher price and on the terms and conditions set forth in the Offer Notice, provided, however, that such sale or other transfer must be consummated within sixty (60) days from the date of the Offer Notice and any proposed sale after such 60-day period may be made only by again complying with the procedures set forth in this Section 10.

          (c) The Optionee may transfer all or any portion of the Shares to a trust established for the sole benefit of the Optionee and/or his or her spouse or children without such transfer being subject to the right of first refusal set forth in this Section 10, provided that the Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further transfer of such Shares may be made without complying with the provisions of this Section 10.

          (d) Any Successor of Optionee pursuant to Section 5 hereof, and any transferee of the Shares pursuant to this Section 10, shall hold the Shares subject to the terms and conditions of this Agreement and no further transfer of the Shares may be made without complying with the provisions of this Section 10.

          (e) All stock certificates evidencing the Shares shall be imprinted with a legend substantially as follows:

          "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTION AGAINST TRANSFER, INCLUDING A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION, AS SET FORTH IN A STOCK OPTION AGREEMENT DATED "Date". TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (f) The rights provided the Company and its nominee(s) under this
     Section 10 shall terminate upon the closing of the initial public offering of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     11.  Adjustments Upon Changes in Capital Structure.   In the event that the
          ---------------------------------------------
outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustment shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option, in accordance with the provisions of Section 4.2 of the Plan.

     12.  Mergers, Reorganizations, etc.  In the event that the Company at any
          -----------------------------
time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, this Option shall terminate upon the effective date of such transaction unless provision is made in writing in connection with such transaction for (a) the assumption of this Option or the substitution of this Option of a new option or comparable value covering shares of a successor corporation, with the appropriate adjustments as to the number and kind of shares and the Exercise Price, in which event this Option or the new option substituted therefor shall continue in the manner and under the terms so provided, or (b) the substitution for this Option of a program or plan to provide rights to Optionee to receive, on exercise of such rights, the type and amount of consideration Optionee would have received had he or she exercised this Option prior to such transaction and less the aggregate Exercise Price therefor.

     13.  No Employment Contract Created.   Neither the granting of this Option
          ------------------------------
nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved.

     14.  Rights as Shareholder.   The Optionee (or transferee of this option by
          ---------------------
will or by the laws of descent and distribution) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option.

     15.  "Market Stand-Off" Agreement.   Optionee agrees that, if requested by
          ----------------------------
the Company or the managing underwriter of any proposed public offering of the Company's securities, Optionee will not sell or otherwise transfer or dispose of any Shares held by Optionee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

     16.  Interpretation.   This Option is granted pursuant to the terms of the
          --------------
Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of
                                  -------------
the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

     17.  Notices.   Any notice, demand or request required or permitted to be
          -------
given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the employment or stock records of the Company.

     18.  Governing Law.   The validity, construction, interpretation, and
          -------------
effect of this Option shall be governed by and determined in accordance with the laws of the State of California.

     19.  Severability.   Should any provision or portion of this Agreement be
          ------------
held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

     20.  Counterparts.   This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

     21.  California Corporate Securities Law.   The sale of the shares that are
          -----------------------------------
the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such shares or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful, unless the sale of such shares is exempt from such qualification by Sections 25100, 25102 or 25105 of the California Corporate Securities Law of 1968, as amended. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


THE KEITH COMPANIES, INC.              OPTIONEE


By:
   ------------------------------      ----------------------------------
   Aram H. Keith,                      (Signature)
   Chief Executive Officer



By:
   ------------------------------      ----------------------------------
   Gary C. Campanaro,                  (Type or print name)
   Chief Financial Officer

                           THE KEITH COMPANIES, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------

     This Nonqualified Stock Option Agreement (the "Agreement") is entered into
                                                    ---------
as of ______, by and between The Keith Companies, Inc. (formerly known as The Keith Companies - Inland Empire, Inc.), a California corporation (the "Company")
                                                                       -------
and __________ (the "Optionee") pursuant to the Company's Amended and Restated
                     --------
1994 Stock Incentive Plan (the "Plan").
                                ----

     1.   Grant of Option.   The Company hereby grants to Optionee an option
          ---------------
(the "Option") to purchase all or any portion of a total of _______ (_____)
      ------
shares (the "Shares") of the Common Stock of the Company at a purchase price of
             ------
_______ (_____) per share (the "Exercise Price"), subject to the terms and
                                --------------
conditions set forth herein and the provisions of the Plan. This Option is NOT intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                                    ----

     2.   Vesting of Option.   The Optionee may not purchase any shares by
          -----------------
exercise of this Option between the date of this Agreement and the first anniversary date hereof. On and after the following anniversary dates of this Agreement this Option may be exercised up to the indicated number of shares covered by this Option:

                            Percentage           Cumulative
        Anniversary          Initially           Percentage
            Date            Exercisable          Exercisable
        -----------         -----------          -----------
        First                   20%                  20%
        Second                  20%                  40%
        Third                   20%                  60%
        Fourth                  20%                  80%
        Fifth                   20%                 100%

     No additional shares shall vest after the date of termination of Optionee's "Continuous Service" (as defined in Section 3 below), but this Option shall continue to be exercisable in accordance with Section 3 hereof with respect to that number of shares that have vested as of the date of termination of Optionee's Continuous Service; provided, however, if the Optionee shall take a leave of absence exceeding thirty (30) days which is authorized by the Company in writing and the Optionee recommences providing services to the Company at the end of such authorized leave of absence, then the vesting date(s) for any Option(s) that are unvested at the date of commencement of such leave of absence shall be extended by the length of such leave of absence.

     3.   Term of Option.   Optionee's right to exercise this Option shall
          --------------
terminate upon the first to occur of the following:

          (a) the expiration of ten (10) years from the date of this Agreement.

          (b) the expiration of thirty (30) days from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than permanent disability or death or voluntary resignation: provided, however, that if Optionee dies during such thirty-day period the provisions of Section 3(d) below shall apply;

          (c) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to permanent disability of the Optionee (as defined in Section 22(e)(3) of the Code);

          (d) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to Optionee's death or if death occurs during the thirty-day period following termination of Optionee's Continuous Service pursuant to Section 3(b) above; or

          (e) the expiration of ninety (90) days from the date of termination of Optionee's Continuous Service if such termination is due to voluntary resignation; provided, however that if Optionee dies during such ninety-day period the provisions of Section 3(d) above shall apply.

     As used herein, the term "Continuous Service" means (i) employment by
                               ------------------
either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Optionee resigns, is removed from office, or Optionee's term of office expires and he or she is not reelected, or (iii) so long as Optionee is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

     4.   Exercise of Option.   On or after the vesting of any portion of this
          ------------------
Option in accordance with Section 2 above, and until termination of this Option in accordance with Section 3 above, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or, after his or her death, by the person designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

          (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased).

          (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Administrator may approve from time to time under the provisions of Section
     5.3 of the Plan);

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under Federal, State or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with Section 10 of the Plan, provided such arrangements satisfy the requirements of applicable tax laws); and

          (d) a letter, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee, or person designated in Section 5 below, as the case may be.

     5.   Death of Optionee; No Assignment.   The rights of the Optionee under
          --------------------------------
this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee's Continuous Service terminates as a result of his or her death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and
                  ---------
obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option.

     6.   Representations and Warranties of Optionee.
          ------------------------------------------

          (a) Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

          (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the "Act"), on the basis of certain exemptions
                                   ---
     from such registration requirement. Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration is available.

          (c) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan.

     7.   Restrictive Legends.   Optionee hereby acknowledges that Federal
          -------------------
securities laws and the securities laws of the State in which he or she resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may deem necessary or advisable.

     8.   Limitation of Company's Liability for Nonissuance.   The Company
          -------------------------------------------------
agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to the Optionee pursuant to this Option. Inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority or approval shall not have been obtained.

     9.   Call Option.
          -----------

          (a) Upon the termination of the Optionee's Continuous Service for any reason, including, without limitation, death or permanent disability, voluntary termination or involuntary termination without cause (or in the event Optionee is a transferee if original Optionee's Continuous Service terminates), the Company shall have the right to purchase for cash all or any portion of the Shares acquired pursuant to the exercise of this Option which are held by Optionee (the "Purchased Shares").
                                      ----------------

          (b) The Company may purchase all or any portion of such Purchased Shares at a per Share price equal to the greater of (i) the Fair Market Value of such shares as defined in the Plan and (ii) the original purchase price paid by Purchaser, plus one percent (1%) per month on a cumulative, compound basis.

          (c) Any Call Option may be exercised by delivery of written notice thereof (the "Call Notice") to Optionee within sixty (60) days of the later
                   -----------
     of (i) the Termination Date or (ii) the dates of exercise of the option to which the Purchased Shares relate (the "Call Option Exercise Period"). The
                                             ---------------------------
     Call Notice shall state that the Company has elected to exercise the Call Option, and the number and price of the Purchased Shares with respect to which the Call Option is being exercised.

          (d) The closing of any purchase of Purchased Shares pursuant to the exercise of the Call Option pursuant to this paragraph 9 shall take place as soon as reasonably practicable and in no event later than ten (10) days after termination of the applicable Call Option Exercise Period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale of Purchased Shares pursuant to this Paragraph 9, Optionee shall deliver to the Company a certificate or certificates representing the Purchased Shares to be purchased by the Company duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, and the Company shall pay to Optionee the purchase price of the Purchased Shares being purchased by the Company. The delivery of a certificate or certificates for Purchased Shares by any Person selling Purchased Shares pursuant to this Paragraph 9 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Purchased Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Purchased Shares as contemplated; and (iii) such Purchased Shares are free and clear of any and all liens or encumbrances.

          (e) The provisions of this Paragraph 9 shall automatically terminate upon the earlier to occur of (i) in the event that the Company sells substantially all of its assets, merges into, consolidates with or enters into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation (other than one in which 50% or more of the outstanding capital stock of the surviving corporation is held by the Company's current stockholders), or if the Company is the surviving corporation and ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction, or (ii) on the date of closing of an initial public offering registered on Form S-1 (or any successor form) under the Act of securities of the Company.

     10.  Right of First Refusal.
          ----------------------

          (a) The Purchased Shares, as defined above, acquired pursuant to the exercise of this Option may be sold by the Optionee only in compliance with the provisions of this Section 10, and subject in all cases to compliance with the provisions of Section 6(b) hereof. Prior to any intended sale, Optionee shall first give written notice (the "Offer Notice") to the
                                                    ------------
     Company specifying (i) his or her bona fide intention to sell or otherwise transfer such Shares, (ii) the name and address of the proposed purchaser(s), (iii) the number of Shares the Optionee proposes to sell (the "Offered Shares"), (iv) the price for which he or she proposes to sell the
      --------------
     Offered Shares, and (v) all other material terms and conditions of the proposed sale.

          (b) Within thirty (30) days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the "Acceptance Notice") to
                                                          -----------------
     the Optionee specifying the number of Offered Shares that the Company or its nominees elect to purchase. Within fifteen (15) days after delivery of the Acceptance Notice to the Optionee, the Company and/or its nominee(s) shall deliver to the Optionee a check in the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 10, against delivery by the Optionee of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be. If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, the Optionee shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer

     Notice or at a higher price and on the terms and conditions set forth in the Offer Notice, provided, however, that such sale or other transfer must be consummated within sixty (60) days from the date of the Offer Notice and any proposed sale after such 60-day period may be made only by again complying with the procedures set forth in this Section 10.

          (c) The Optionee may transfer all or any portion of the Shares to a trust established for the sole benefit of the Optionee and/or his or her spouse or children without such transfer being subject to the right of first refusal set forth in this Section 10, provided that the Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further transfer of such Shares may be made without complying with the provisions of this Section 10.

          (d) Any Successor of Optionee pursuant to Section 5 hereof, and any transferee of the Shares pursuant to this Section 10, shall hold the Shares subject to the terms and conditions of this Agreement and no further transfer of the Shares may be made without complying with the provisions of this Section 10.

          (e) All stock certificates evidencing the Shares shall be imprinted with a legend substantially as follows:

          "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTION AGAINST TRANSFER, INCLUDING A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION, AS SET FORTH IN A STOCK OPTION AGREEMENT DATED "Date". TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (f) The rights provided the Company and its nominee(s) under this
     Section 10 shall terminate upon the closing of the initial public offering of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     11.  Adjustments Upon Changes in Capital Structure.   In the event that the
          ---------------------------------------------
outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustment shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option, in accordance with the provisions of Section 4.2 of the Plan.

     12.  Mergers, Reorganizations, etc.  In the event that the Company at any
          -----------------------------
time
proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, this Option shall terminate upon the effective date of such transaction unless provision is made in writing in connection with such transaction for (a) the assumption of this Option or the substitution of this Option of a new option or comparable value covering shares of a successor corporation, with the appropriate adjustments as to the number and kind of shares and the Exercise Price, in which event this Option or the new option substituted therefor shall continue in the manner and under the terms so provided, or (b) the substitution for this Option of a program or plan to provide rights to Optionee to receive, on exercise of such rights, the type and amount of consideration Optionee would have received had he or she exercised this Option prior to such transaction and less the aggregate Exercise Price therefor.

     13.  No Employment Contract Created.   Neither the granting of this Option
          ------------------------------
nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved.

     14.  Rights as Shareholder.   The Optionee (or transferee of this option by
          ---------------------
will or by the laws of descent and distribution) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option.

     15.  "Market Stand-Off" Agreement.   Optionee agrees that, if requested by
          ----------------------------
the Company or the managing underwriter of any proposed public offering of the Company's securities, Optionee will not sell or otherwise transfer or dispose of any Shares held by Optionee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

     16.  Interpretation.   This Option is granted pursuant to the terms of the
          --------------
Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of
                                  -------------
the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

     17.  Notices.   Any notice, demand or request required or permitted to be
          -------
given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the employment or stock records of the Company.

     18.  Governing Law.   The validity, construction, interpretation, and
          -------------
effect of this Option shall be governed by and determined in accordance with the laws of the State of California.

     19.  Severability.   Should any provision or portion of this Agreement be
          ------------
held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

     20.  Counterparts.   This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

     21.  California Corporate Securities Law.   The sale of the shares that are
          -----------------------------------
the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such shares or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful, unless the sale of such shares is exempt from such qualification by Sections 25100, 25102 or 25105 of the California Corporate Securities Law of 1968, as amended. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE KEITH COMPANIES, INC.             OPTIONEE


By:
   ________________________           ________________________
   Aram H. Keith,                     (Signature)
   Chief Executive Officer



By:
   ________________________           ________________________
   Gary C. Campanaro,                 (Type or print name)
   Chief Financial Officer